UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340-2348 Walsh Avenue, Suite 2344 Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2021, Semler Scientific, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Semler Scientific, Inc., dated August 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: August 2, 2021	By:	/s/ Douglas Murphy-Chutorian
Name: Douglas Murphy-Chutorian
Title: Chief Executive Officer